                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   __________

                                    FORM 8-K

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURTIES AND EXCHANGE ACT OF 1934

                          Date of Report: July 31, 2003
                 Date of earliest event reported: July 31, 2003

--------------------------------------------------------------------------------
                               AMISTAR CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its Charter)

           CALIFORNIA                       0-13403              95-2747332
 (State or other jurisdiction of          (Commission         (I.R.S. Employer
 incorporation or organization)          file number)        Identification No.)

                                237 VIA VERA CRUZ
                            SAN MARCOS, CA92069-2698
                    (Address of principal executive offices)

                            AREA CODE (760) 471-1700
                         (Registrant's telephone number,
                              including area code)

ITEM 7 (c). EXHIBITS

Exhibit 99-Press Release of Amistar Corporation dated July 31, 2003, reporting Amistar's financial results for the second quarter 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 31, 2003, Amistar Corporation issued a press release announcing its financial results for the second quarter of 2003. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.


                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 31, 2003                                 Amistar Corporation


                                                    By: /s/ Gregory D. Leiser
                                                        ---------------------
                                                    Gregory D. Leiser
                                                    Vice President Finance and
                                                    Chief Financial Officer